Exhibit 4.3
EXECUTION VERSION
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
          THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of this 16th day of November, 2007, by and among:
Molecular Insight Pharmaceuticals, Inc., a Massachusetts corporation (the “Company”), the former holders (the “Series A Holders”) of the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series A Preferred Stock”) set forth on Schedule A attached hereto;
The former holders (the “Series B Holders”) of the Series B Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series B Preferred Stock”) set forth on Schedule B attached hereto;
The former holders (the “Series C Holders” and together with the Series A Holders and the Series B Holders, the “Preferred Holders”) of the Series C Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series C Preferred Stock”) set forth on Schedule C attached hereto;
The former holders (the “Note Holders”) of those certain Convertible Promissory Notes in aggregate principal amount of $15,400,000.00 and dated March 29, 2005 set forth on Schedule D attached hereto; and
The Bond Warrant Holders (as defined below and together with the Series A Holders, the Series B Holders, the Series C Holders, the Common Holders and the Note Holders, each, an “Investor” and collectively, the “Investors”) of those certain Bond Warrants and dated of even date herewith set forth on Schedule E attached hereto.
RECITALS:
          A. Pursuant to the terms of a certain Stock Purchase Agreement dated March 29, 2005 by and among the Company, Cerberus Partners, L.P. and Medcap Partners, L.P., as the lead investors, and the other Series C Holders signatory thereto (as amended, restated, supplemented or otherwise modified to date, the “Stock Purchase Agreement”), the Company issued to the Series C Holders an aggregate of up to 148,515 shares (the “Series C Preferred Shares”) of its Series C Preferred Stock; and
          B. Pursuant to the Stock Purchase Agreement, the parties entered into this Agreement to set forth, among other things, the rights of the Investors with respect to the registration of shares of Common Stock held by and issued to the Preferred Holders upon the prior conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (the “Preferred Stock”); and
          C. The Company and the Note Holders entered into a Securities Purchase Agreement dated September 28, 2006 (the “Securities Purchase Agreement”) pursuant to which, among other things, the Company issued Notes and Warrants to each Note Holder and, as a condition to the issuance of such securities, the parties entered into this Agreement to set forth, among other things, the rights of the Note Holders with respect to the registration of shares of Common Stock held by and issued to the Note Holders upon the prior conversion of the Notes and held by and issuable to the Note Holders upon the exercise of Warrants issued to each Note Holder pursuant to the Securities Purchase Agreement; and
          D. The Company has issued Bond Warrants in connection with that certain Purchase Agreement of even date herewith (the “Purchase Agreement”) to each Bond Warrant Holder and, as a condition to the issuance of such securities, the parties hereto desire to enter into this Agreement to set forth, among other things, the rights of the Bond Warrant Holders with respect to the registration of shares of Common Stock issuable to the Bond Warrant Holders upon the exercise of Bond Warrants issued to each Bond Warrant Holder pursuant to the Purchase Agreement; and
          E. The Company previously effected the Initial Public Offering, pursuant to which all shares of Preferred Stock and all Notes were converted into shares of Common Stock so that the Preferred Stock and the Notes are no longer outstanding but the rights available to such Preferred Holders and Note Holders pursuant to this Agreement remain in effect.
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor, severally and not jointly, hereby agree as follows:
Article I Definitions.
     1.1 General Definitions. As used in this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings set forth below:
          “Affiliate” means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such Person. Notwithstanding the foregoing, none of the Company, its owners, officers, directors, employees, agents or advisors (or any of their family members) shall be deemed an “Affiliate” of a Preferred Holder, Note Holder or Bond Warrant Holder, unless any such Person is otherwise (i.e., independent of the Company) an Affiliate of such Preferred Holder, Note Holder or Bond Warrant Holder.
          “Agreement” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Articles of Organization” means the Company’s Articles of Organization as in effect and as amended, supplemented, restated or otherwise modified from time to time.
          “Board” means the Board of Directors of the Company.
          “Bond Warrant” shall mean any of those certain common stock warrants issued by the Company to the initial holders of beneficial interests in the Bonds (as defined in the Indenture) pursuant to which such holder (or any successor holder of such warrants) may acquire Common Stock of the Company.
          “Bond Warrant Demand Registration” shall have the meaning ascribed to it in Section 2.1(a)(iv).
          “Bond Warrant Holder” shall mean the holder of any Bond Warrant.
          “Bond Warrant Stock” shall mean any shares of Common Stock issued or issuable by the Company to any Bond Warrant Holder upon the exercise of any Bond Warrant.

          “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York, New York are open for the general transaction of business.
          “Cerberus” means Cerberus Capital Management, L.P., for itself and/or one or more of its Affiliates and/or accounts managed by Cerberus Capital Management, L.P., including, without limitation, Cerberus Partners, L.P.
          “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
          “Co-Lead Investors” means Cerberus Partners, L.P. and MedCap Partners, L.P.
          “Commission” means the U.S. Securities and Exchange Commission or any other successor federal agency then administering the Securities Act and other federal securities laws.
          “Common Stock” means the common stock, par value $.01 per share, of the Company, and any other securities into which or for which such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.
          “Company” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Series C Preferred Stock.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
          “Highland” means Highland Capital Management, L.P., for itself and/or one or more of its Affiliates and/or accounts managed by Highland Capital Management, L.P.
          “Indenture” means the Indenture, dated as of November 16, 2007, among Molecular Insight Pharmaceuticals, Inc. and The Bank of New York Trust Company, N.A., as Trustee.
          “Initial Public Offering” means the Company’s first underwritten public offering of its Common Stock pursuant to a Registration Statement declared effective as of February 1, 2007.
          “Initiating Stockholders” means the Investor(s) who cause a Demand Notice to be delivered pursuant to Section 2.1.
          “Investor(s)” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Note” shall mean any of those certain Convertible Promissory Notes issued by the Company to a Note Holder in an aggregate principal amount of $15,400,000.00 pursuant to the Securities Purchase Agreement.
          “Note Demand Registration” shall have the meaning ascribed to it in Section 2.1(a)(iii).

          “Note and Warrant Stock” shall mean any shares of Common Stock issued or issuable by the Company to any Note Holder or Warrant Holder upon the conversion of any Note or upon the exercise of any Warrant, as the case may be.
          “Other Stockholders” shall have the meaning ascribed to it in Section 2.1(d).
          “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein..
          “Preferred Holders” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Preferred Stock” shall have the meaning ascribed to it in the recitals to this Agreement.
          “Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.
          “Purchase Agreement” shall have the meaning ascribed to it in the recitals to this Agreement.
          “Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.
          “Registering Stockholder” shall mean any Preferred Holder, Note Holder, Bond Warrant Holder and any Other Stockholder that participates in any Registration pursuant to Section 2 hereof, including any Initiating Stockholder.
          “Registrable Securities” means: (i) the shares of Common Stock issued upon the conversion of the Preferred Stock; (ii) any Note and Warrant Stock, (iii) any Bond Warrant Stock, (iv) any and all shares of Common Stock issued or issuable in respect of the Warrants or the Bond Warrants upon any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event; (iv) the shares of Common Stock previously issued as payment-in-kind dividends on the Preferred Stock; and (v) any other shares of Common Stock acquired by any of the Investors at any time. Notwithstanding the foregoing, the term “Registrable Securities” shall not include any shares which have been (w) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (x) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (y) registered under the Securities Act pursuant to an effective Registration Statement filed thereunder or (z) publicly sold pursuant to Rule 144 under the Securities Act.
          “Registration Statement” means a Registration Statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a Registration Statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any Registration Statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          “Requisite Bond Warrant Holders” shall mean (i) Highland and (ii) the holders of a majority in principal amount of the outstanding Bond Warrants.
          “Requisite Note Holders” shall mean (i) Cerberus and (ii) the holders of a majority of the Common Stock then issued and outstanding but not registered, which were issued upon conversion of the Notes (excluding for this purpose the shares of Common Stock held by Cerberus).
          “Requisite Series AB Holders” means the holders of at least a majority of the Common Stock then issued and outstanding but not registered, which were issued upon conversion of the Series A Preferred Stock and Series B Preferred Stock.
          “Requisite Series C Holders” means Cerberus and Series C Holders holding at least a majority of the Common Stock then issued and outstanding but not registered, which were issued upon conversion of the Series C Preferred Stock.
          “Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
          “Series A Holders” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Series A Preferred Stock” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Series AB Demand Registration” shall have the meaning ascribed to it in Section 2.1(a)(ii).
          “Series AB Holders” means the Series A Holders and the Series B Holders.
          “Series B Holders” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Series B Preferred Stock” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Series C Demand Registration” shall have the meaning ascribed to it in Section 2.1(a)(i).
          “Series C Holders” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Series C Preferred Stock” shall have the meaning ascribed to it in the preamble to this Agreement.
          “Warrant” shall mean those certain Common Stock Warrants issued by the Company to the Note Holders pursuant to the Securities Purchase Agreement pursuant to which each Note Holder may acquire Common Stock of the Company.
          “Warrant Holder” shall mean the holder of any Warrant.

Article II Registration Rights.
     2.1 Demand Registration.
          (a) At any time by delivery of written notice to the Company (a “Demand Notice”):
               (i) the Requisite Series C Holders may require the Company to register for sale under the Securities Act all or any portion of the Registrable Securities held by the Series C Holders for sale in the manner specified in such Demand Notice (a “Series C Demand Registration”). The Requisite Series C Holders shall be entitled to only two (2) Series C Demand Registrations pursuant to this Section 2.1(a)(i); provided, that, they may only make demand for one such Series C Demand Registration in any twelve month period, unless any of them shall have had any Registrable Securities excluded from a Registration Statement that was filed during such twelve month period; and
               (ii) the Requisite Series AB Holders may require the Company to register for sale under the Securities Act all or any portion of the Registrable Securities held by the Series AB Holders for sale in the manner specified in such Demand Notice; provided, that (i) the portion of the Registrable Securities required to be so registered equals at least 25% of the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock and Series B Preferred Stock then outstanding and (ii) the aggregate proceeds from the sale of the shares so registered is reasonably expected to exceed $30,000,000 (a “Series AB Demand Registration”). The Requisite Series AB Holders shall be entitled to only two (2) Series AB Demand Registrations pursuant to this Section 2.1(a)(ii); provided, that, they may only make demand for one such Series AB Demand Registration in any twelve month period, unless any of them shall have had any Registrable Securities excluded from a Registration Statement that was filed during such twelve month period; and
               (iii) The Requisite Note Holders may require the Company to register for sale under the Securities Act all or any portion of the Registrable Securities held by the Note Holders for sale in the manner specified in such Demand Notice (a “Note Demand Registration”). The Requisite Note Holders shall be entitled to only two (2) Note Demand Registrations pursuant to this Section 2.1(a)(iii); provided, that, they may only make demand for one such Note Demand Registration in any twelve month period, unless any of them shall have had any Registrable Securities excluded from a Registration Statement that was filed during such twelve month period;
               (iv) The Requisite Bond Warrant Holders may require the Company to register for sale under the Securities Act all or any portion of the Registrable Securities held by the Bond Warrant Holders for sale in the manner specified in such Demand Notice (a “Bond Warrant Demand Registration”); provided, however, that a Bond Warrant Demand Registration may not be made within 180 days after the date hereof. The Requisite Bond Warrant Holders shall be entitled to only two (2) Bond Warrant Demand Registrations pursuant to this Section 2.1(a)(iv), except as provided in Section 2.1(a)(v); provided, that, they may only make demand for one such Bond Warrant Demand Registration in any twelve month period, unless any of them shall have had any Registrable Securities excluded from a Registration Statement that was filed during such twelve month period; and
               (v) if the Company is then a registrant entitled to use Form S-3 or any successor form thereto to effect the distribution of such Registrable Securities for public sale or re-sale (as the case may be), (aa) the Requisite Series C Holders may require the Company to register for sale or re-sale under the Securities Act by filing a Registration Statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the Registrable Securities held by them, (bb) the Requisite Series AB Holders may require the Company to register for sale or re-sale under the Securities Act by filing a Registration Statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the of Registrable Securities held by them, (cc) the Requisite Note Holders may require the Company to register for sale or re-sale under the Securities Act by filing a Registration Statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the Registrable Securities held by them, in each case, in accordance with the method of disposition specified in the Demand Notice and (dd) the Requisite Bond Warrant Holders may require the Company to register for sale or re-sale under the Securities Act by filing a Registration Statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the Registrable Securities held by them, in each case, in accordance with the method of disposition specified in the Demand Notice. Whenever the Company is required by this Section 2.1(a)(v) to effect the registration of Registrable Securities, each of the procedures and requirements of Sections 2.1 and 2.4 shall apply to such registration, and the Company shall cause such Registration Statement to be declared effective within one hundred eighty (180) days after the Company’s receipt of the request for such registration. There shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 2.1, and such requests and registrations shall not reduce the number of Series C Demand Registrations, Series AB Demand Registrations, Note Demand Registrations, or Bond Warrant Demand Registrations, as the case may be, to which the Series C Holders, Series AB Holders, Note Holders or Bond Warrant Holders, as the case may be, are entitled hereunder.
          (b) Following receipt of any Demand Notice under this Section 2.1, the Company shall file a Registration Statement including the securities covered by such Demand Notice within thirty (30) days after receipt of such Demand Notice (the “Filing Deadline”), and the Company shall use its best efforts to effect the registration under the Securities Act as soon as practicable, and in any event within one hundred eighty (180) days after receipt of such Demand Notice (the “Effectiveness Deadline”), for public sale or re-sale in accordance with the method of disposition specified in such Demand Notice of the number of Registrable Securities specified in such Demand Notice. If a Registration Statement including the Registrable Securities referenced in the Demand Notice is not (i) filed with the Commission on or prior to the applicable Filing Deadline, or (ii) declared effective by the applicable Effectiveness Deadline, then the Company shall make pro rata payments to each Investor whose securities are to be included in such Registration Statement, as liquidated damages (and not as a penalty, as damages are impossible to forecast or predict and these amounts are deemed reasonable in all respects), in an amount equal to 1.5% of the aggregate Market Price (as defined in the Articles of Organization) (as of the Filing Deadline) of the Investor’s securities to be included in such Registration Statement for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed or declared effective, as the case may be, for which no Registration Statement is filed or has not been declared effective, as the case may be, with respect to the Registrable Securities. Such payments shall be in partial compensation to the Investors, and shall not constitute the Investors’ exclusive remedy for such events. Such payments shall be made to each Investor in cash. The amounts payable as liquidated damages pursuant to this Section 2.1(b) shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within two (2) Business Days of the last day of each such 30-day period (or portion thereof if less than a full 30-day period) during which the Registration Statement should have been filed or been declared effective, as the case may be, for which no Registration Statement was filed or had not yet been declared effective, as the case may be, with respect to the Registrable Securities. In the event the Company fails to make such payments in a timely manner, such payments shall bear interest at the rate of 1.5% per 30-day period (prorated for partial periods) until paid in full.
          (c) If the Initiating Stockholders intend to distribute the Registrable Securities covered by their Demand Notice by means of an underwriting, the Initiating Stockholders shall so advise the Company in their Demand Notice. If the method of disposition is an underwritten public offering, the Initiating Stockholders may designate the managing underwriter of such offering, which designation shall be subject to the Company’s approval, not to be unreasonably withheld. The Initiating Stockholders may elect to include in such underwriting all or any part of the Registrable Securities it holds, subject to the limitations required by the managing underwriter as provided for in Section 2.1(d).
          (d) A Registration Statement filed pursuant to this Section 2.1 may, subject to the following provisions and in addition to the Registrable Securities, include (i) shares of Common Stock for sale by the Company for its own account; (ii) shares of Common Stock held by the Requisite Series C Holders, the Requisite Note Holders and Requisite Bond Warrant Holders who are not Initiating Stockholders (the “Non-Initiating Stockholders”); and (iii) shares of Common Stock held by persons other than the Company, the Preferred Holders, the Note Holders and Bond Warrant Holders (the “Other Stockholders”), in each case for sale in accordance with the method of disposition specified by the Initiating Stockholders and subject to the exclusions provided herein. If such registration shall be underwritten, the Company, the Preferred Holders, the Note Holders, the Bond Warrant Holders and the Other Stockholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting (the terms of which shall not be more favorable to the Company, the Non-Initiating Stockholders, and such Other Stockholders than the terms afforded therein to the Initiating Stockholders); provided, however, that no Registering Stockholder shall be required to make any representations or warranties, or provide any indemnity, in connection with any such Registration other than representations and warranties (or indemnities with respect thereto) as to (A) such Registering Stockholder’s ownership of its securities to be transferred pursuant to such underwriting agreement free and clear of all liens, claims and encumbrances, (B) such Registering Stockholder’s power and authority to effect the sale of such securities pursuant to such underwriting agreement, (C) such matters pertaining to compliance with securities laws by such Registering Stockholder as may be reasonably requested by the representative of the underwriter or underwriters and (D) such matters relating to written information furnished to the Company by such Registering Stockholder specifically for use in the registration statement and prospectus (and any related documents) to be used by the Company in connection with such Registration; provided further, however, that the obligation of such Registering Stockholder to indemnify any Person pursuant to any such underwriting agreement shall be several, not joint and several, among the Registering Stockholders selling securities in such Registration, and the liability of each such Registering Stockholder will be in proportion thereto; and provided further, however, that such liability will be limited to the net amount (after giving effect to underwriters discounts and commissions) received by such Registering Stockholder from the sale of its securities pursuant to such Registration. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the shares of Common Stock sought to be registered by the Preferred Holders, the Note Holders, the Bond Warrant Holders and the Other Stockholders and shares of Common Stock to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such managing underwriter in the following order of priority: (1st) and unless the Other Stockholders and the Company have otherwise agreed in writing, such exclusion shall be applied first to the shares sought to be registered by the Other Stockholders to the extent any such reduction is required by the managing underwriter; (2nd) then to the shares of Common Stock of the Company to be included for its own account to the extent any such reduction is required by the managing underwriter; (3rd) then to the shares sought to be registered by the Non-Initiating Stockholders; (4th) then to the shares sought to be registered by the Series AB Holders who are Initiating Stockholders and to the extent any such reduction is required by the managing underwriter; (5th) then to the shares sought to be registered by the Series C Holders who are Initiating Stockholders and the Note Holders who are Initiating Stockholders, ratably between them treating them as one class for the purpose of this clause (d), to the extent any such reduction is required by the managing underwriter; and (6th) then to the shares sought to be registered by the Bond Warrant Holders who are Initiating Stockholders, to the extent any such reduction is required by the managing underwriter. In any event, all securities to be sold other than Registrable Securities of the Series C Holders, the Note Holders and Bond Warrant Holders shall be excluded prior to any exclusion of Registrable Securities of the Series C Holders, the Note Holders and Bond Warrant Holders, if they are participating in such registration, whether or not they are the Initiating Stockholders with respect to such registration. No Registrable Securities or other securities, in either case, excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any of the Preferred Holders, Note Holders, Bond Warrant Holders or any of the Other Stockholders who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, then such Preferred Holder(s), Note Holder(s), Bond Warrant Holder(s) or such Other Stockholder(s) may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall thereupon be withdrawn from registration. If the Initiating Stockholder elects to withdraw from such Registration, the initiation of such Registration shall not count as a demand registration by such Initiating Stockholder for purposes hereof.
          (e) The Company may delay or postpone for up to 45 consecutive days effecting a Series AB, Series C Demand Registration, Note Demand Registration or Bond Warrant Demand Registration if the Company has delivered a written certificate to each Investor stating that the Board, acting in good faith, has resolved that pursuit of such demand registration during such 45-day period would have a material adverse effect on the Company and its shareholders; provided, however, that in the event of any such postponement, the Initiating Stockholders shall be entitled to withdraw the request for such demand registration and, if such request is withdrawn, such request shall not count as a demand registration hereunder; and provided, further, that the Company may not exercise its rights under this Section 2.1(e) for more than a total of 60 days in any eighteen month period.
     2.2 Piggy-Back Registration.
          (a) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders of the Company or both (except with respect to (i) an Initial Public Offering, (ii) Registration Statements on Forms S-4, S-8 or any successor to such forms, (iii) any Registration Statement including only securities issued pursuant to a dividend reinvestment plan, (iv) a Registration Statement in which the only securities to be registered are securities issuable upon conversion of debt securities or other convertible securities which are also being registered or (v) another form of Registration Statement not available for registering the Registrable Securities for sale to the public), each such time the Company shall promptly give written notice to the Preferred Holders, the Note Holders and the Bond Warrant Holders of its intention to do so (each, a “Piggy-Back Notice”). Upon the written request of the Requisite Series C Holders, Requisite Note Holders and/or Requisite Bond Warrant Holders, received by the Company within twenty (20) days after the date of delivery of a Piggy-Back Notice, in accordance with Section 3.4, to register any or all of the Registrable Securities held by the Series C Holders, Note Holders and/or Bond Warrant Holders as stated in such request, the Company shall use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in such Registration Statement. If the Registration Statement relates to an underwritten public offering, the Company shall so advise the Preferred Holders, the Note Holders and Bond Warrant Holders as a part of a Piggy-Back Notice. In such event, the Preferred Holders’, Note Holders’ and Bond Warrant Holders’ right to include Registrable Securities in such registration shall be conditioned upon its participation in such underwriting to the extent provided herein. The Preferred Holders, the Note Holders and Bond Warrant Holders, if participating in such distribution, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company (but if the Registration Statement was initiated by an Initiating Stockholder, such underwriter shall be selected by such Initiating Stockholder, subject to the Company’s approval, not to be unreasonably withheld), the terms of which shall be no less favorable to the Preferred Holders, the Note Holders and the Bond Warrant Holders than the terms afforded therein to the Company, provided, however, that no Registering Stockholder shall be required to make any representations or warranties, or provide any indemnity, in connection with any such

Registration other than representations and warranties (or indemnities with respect thereto) as to (A) such Registering Stockholder’s ownership of its securities to be transferred pursuant to such underwriting agreement free and clear of all liens, claims and encumbrances, (B) such Registering Stockholder’s power and authority to effect the sale of such securities pursuant to such underwriting agreement, (C) such matters pertaining to compliance with securities laws by such Registering Stockholder as may be reasonably requested by the representative of the underwriter or underwriters and (D) such matters relating to written information furnished to the Company by such Registering Stockholder specifically for use in the registration statement and prospectus (and any related documents) to be used by the Company in connection with such Registration; provided further, however, that the obligation of such Registering Stockholder to indemnify any Person pursuant to any such underwriting agreement shall be several, not joint and several, among the Registering Stockholders selling securities in such Registration, and the liability of each such Registering Stockholder will be in proportion thereto; and provided further, however, that such liability will be limited to the net amount (after giving effect to underwriters discounts and commissions) received by such Registering Stockholder from the sale of its securities pursuant to such Registration.
          (b) Notwithstanding any other provision of this Section 2.2, if the managing underwriter or underwriters in the registration giving rise to the Piggy-Back Notice (other than a demand registration pursuant to Section 2.1) determine(s) that the number of shares to be included in such registration (including any securities that the Company and the Other Stockholders propose to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering (the “Maximum Offering Size”), the Company will include in such registration, in the following priority, up to the Maximum Offering Size:
               (i) first, that number of securities proposed to be registered by the Company if the Company has initiated such registration;
               (ii) second, subject to Section 2.2(c) below, if the Maximum Offering Size has not been exceeded pursuant to clause (i) in connection with a registration initiated by the Company, that number of securities proposed to be registered for the account of the Bond Warrant Holders, ratably between them treating them as one class for the purpose of this clause (ii);
               (iii) third, subject to Section 2.2(c) below, if the Maximum Offering Size has not then been exceeded, that number of securities proposed to be registered for the account of the Series C Holders and the Note Holders, ratably between them treating them as one class for the purpose of this clause (iii);
               (iv) fourth, if the Maximum Offering Size has not then been exceeded, that number of securities proposed to be registered for the account of the Series A and Series B Preferred Stock, ratably between them treating them as one class for the purpose of this clause (iv);
               (v) fifth, if the Maximum Offering Size has not then been exceeded, that number of securities proposed to be registered by the Company for its own account if the Company did not initiate such registration; and
               (vi) sixth, if the Maximum Offering Size has not then been exceeded, any securities proposed to be registered for the account of any other Persons (other than the Company and those Persons described in clauses (ii), (iii) and (iv) immediately above) with such priorities among them as the Company shall determine.

          (c) Notwithstanding the foregoing in Section 2.2(b), other than in the case of offerings initiated by the Company, in no event shall the number of securities proposed to be registered for the account of the Bond Warrant Holders, Series C Holders and the Note Holders pursuant to Section 2.2(b)(ii) and (iii) above be reduced below thirty percent (30%) of the total number of securities included in such registration.
          (d) Any request by a Preferred Holder, Note Holder or Bond Warrant Holder for inclusion in any registration may be withdrawn, in whole or in part, at any time prior to the effective date of the Registration Statement for such offering. No request for inclusion of, nor the inclusion of, Registrable Securities by a Series C Holder, Note Holder or Bond Warrant Holder shall be deemed a Series C Demand Registration, Note Demand Registration or Bond Warrant Demand Registration, as the case may be, that reduces the number of such Series C Demand Registrations, Note Demand Registrations or Bond Warrant Demand Registrations, as the case may be, to which the Series C Holders, Note Holders or Bond Warrant Holders, as the case may be, are entitled hereunder.
          (e) The Company shall have the right to terminate or withdraw any registration contemplated under this Section 2.2 prior to the effectiveness of such registration, whether or not the Series C Holders, Note Holders or Bond Warrant Holders, as the case may be, have elected to include securities in such registration.
          (f) There shall be no limitation on the number of registrations a Preferred Holder, Note Holder or Bond Warrant Holder may participate in under this Section 2.2, and any such participation shall not reduce the number of Series C Demand Registrations, Note Demand Registrations or Bond Warrant Demand Registrations, as the case may be, to which the Series C Holders, Note Holders and Bond Warrant Holders, respectively, are entitled hereunder.
     2.3 Limitation on Registration. Notwithstanding anything herein to the contrary, the Company shall not be required to file a Registration Statement pursuant to Section 2.1 that would: (i) require the Company to execute a general consent to service of process in any jurisdiction in order to effect such registration if the Company is not already subject to service in such jurisdiction, or (ii) subject the Company to taxation in a jurisdiction where the Company is not otherwise subject to taxation.
     2.4 Registration Procedures. If and whenever the Company is required by the provisions of Section 2.1 or 2.2 to effect the registration of any Registrable Securities under the Securities Act, the Company shall, as expeditiously as possible:
          (a) Prepare and file with the Commission a Registration Statement on the applicable form with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective until the earlier of (i) the sale of all of the Registrable Securities covered thereby and (ii) the first date when all Registrable Securities covered thereby are eligible for sale under Rule 144(k) (or any successor rule) without regard to any volume or manner of sale limitations; provided, however, that, as soon as practicable but in no event later than five (5) Business Days before filing such Registration Statement, any related prospectus or any amendment or supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such Registration Statement), the Company shall furnish to the Preferred Holders, the Note Holders, the Bond Warrant Holders and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to review by the Preferred Holders, Note Holders, Bond Warrant Holders and any such underwriters; the Company shall not file any Registration Statement or amendment thereto or any prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such Registration Statement) to which the managing underwriters of the applicable offering, if any, or either of the Co-Lead Investors or Highland shall have reasonably objected in writing, within four (4) Business Days after receipt of such documents, to the effect that such Registration Statement or amendment thereto or prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act and specifying in reasonable detail the reasons therefor (provided that the foregoing shall not limit a Preferred Holder’s, Note Holder’s or Bond Warrant Holder’s right to reasonably object, within four (4) Business Days after receipt of such documents, to any particular information that is to be contained in such Registration Statement, amendment, prospectus or supplement and relates specifically to such Preferred Holder, Note Holder and/or Bond Warrant Holder, as the case may be, including without limitation any information describing the manner in which the Preferred Holder, Note Holder or Bond Warrant Holder acquired such Registrable Securities and the intended method of distribution of such Registrable Securities), and if the Company is unable to file any such document due to the objections of such underwriters or either of the Co-Lead Investors or Highland, the Company shall use its best efforts to cooperate with such underwriters and each of the Co-Lead Investors and Highland to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of any of the Co-Lead Investors and Highland;
          (b) Permit a single law firm designated by the Co-Lead Investors to represent all of the Series C Holders, a single law firm designated by the Requisite Note Holders to represent all of the Note Holders, a single law firm designated by the Requisite Bond Warrant Holders to represent all of the Bond Warrant Holders and a single law firm designated by the Requisite Series AB Holders to represent the Series AB Holders, to review and comment on the Registration Statement which includes their respective Registrable Securities and all amendments and supplements for a reasonable period prior to filing and to respond to any reasonable objections raised by such counsel;
          (c) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period; provided, that, the Company shall comply with the provisions of Section 2.4(a) above;
          (d) Furnish to the Preferred Holders, the Note Holders, the Bond Warrant Holders and to each underwriter copies of the Registration Statement and each such amendment and supplement thereto (together with all exhibits thereto) and the prospectus included therein and any other prospectus filed under Rule 424 or Rule 434 (or any successor rule) under the Securities Act as the Preferred Holders, the Note Holders, the Bond Warrant Holders and such underwriter reasonably may request in order to facilitate the disposition of the Registrable Securities covered by such Registration Statement;
          (e) Use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions as the sellers of the Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not be required to (i) qualify to transact business as a foreign corporation in any jurisdiction where it is not so qualified, (ii) consent to general service of process in effecting such Registration, unless the Company is already subject to service of process in such jurisdiction or (iii) submit to taxation in any such jurisdiction, unless the Company is already subject to service or subject to taxation in such jurisdiction;
          (f) Use its best efforts to list or qualify the Registrable Securities covered by such Registration Statement on any securities exchange or quotation system on which the Common Stock is then listed or if they are not so listed, on such exchanges as the Initiating Stockholders may reasonably request;
          (g) Comply in all material respects with all applicable rules and regulations under the Securities Act and Exchange Act;
          (h) Immediately notify the Preferred Holders, the Note Holders, the Bond Warrant Holders and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which has resulted or would result in the prospectus contained in such Registration Statement, as then in effect, to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and furnish to such Investor and underwriter an updated prospectus;
          (i) If the offering is underwritten, and at each Preferred Holder’s, Note Holder’s and Bond Warrant Holder’s request, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration (i) an opinion, dated such date, of counsel to the Company, addressed to the underwriters, the Preferred Holders, the Note Holders and the Bond Warrant Holders, to such effect as reasonably may be requested by the underwriters, and (ii) a letter, dated such date, from the independent public accountants retained by the Company, addressed to the underwriters and, if applicable, the Preferred Holders, the Note Holders and the Bond Warrant Holders, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request, and deliver copies of such letter to the Investor;
          (j) For the purpose of participating in any Registration Statement, upon reasonable notice and at reasonable times during normal business hours, make available for inspection by the Preferred Holders, the Note Holders, the Bond Warrant Holders, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Preferred Holders or the Note Holders or the Bond Warrant Holders or such underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of the Preferred Holders, the Note Holders, the Bond Warrant Holders, such underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, the Company shall neither disclose the existence or content of any material, non-public information concerning the Company at a time when possession of such information by a Preferred Holder, Note Holder or Bond Warrant Holder would, under applicable law, prohibit the Preferred Holder, Note Holder or Bond Warrant Holder from trading in the Company’s securities;
          (k) Notify the Preferred Holders, the Note Holders and Bond Warrant Holders (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, such notice to be given no later than 9:00 a.m. (New York time) of the morning on the Business Day immediately after the declaration of effectiveness by the Commission, (ii) immediately of any request by the Commission for amendments or supplements to such Registration Statement or to amend or supplement such prospectus or for additional information, (iii) immediately of the issuance by the

Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceeding for that purpose and (iv) immediately of the suspension of the qualification of securities covered by such registration for offering or sale in any jurisdiction, or of the initiation of any proceeding for any of such purposes;
          (l) Take such other actions as the Preferred Holders, the Note Holders, the Bond Warrant Holders or the underwriters reasonably request in order to expedite or facilitate the disposition of the Registrable Securities, including, without limitation, preparing for, and participating in, such number of “road shows” and all such other customary selling efforts as the Preferred Holders, the Note Holders, the Bond Warrant Holders or the underwriters reasonably request in order to expedite or facilitate such disposition;
          (m) Use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment; and
          (n) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act (for the purpose of this Section 2.4(n), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).
     2.5 Expenses. The Company shall bear all reasonable expenses incurred in complying with Sections 2.1, 2.2 and 2.4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, reasonable fees and disbursements of one law firm designated by the Co-Lead Investors, one law firm designated by the Note Holders, one law firm designated by the Bond Warrant Holders and one law firm designated by the Series AB Holders, of transfer agents and registrars and costs of any insurance which might be obtained by the Company with respect to the offering by the Company.
     2.6 Indemnification and Contribution.
          (a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Preferred Holder, Note Holder, Bond Warrant Holder and its respective Affiliates and the directors, officers, employees, investors, partners and agents (including lawyers and accountants) of each Preferred Holder, Note Holder, Bond Warrant Holder and its respective Affiliates, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, “Losses”) to which any such Person may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement covering any Registrable Securities, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading or any violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with the offering covered by such Registration; provided, however, that the Company will not be liable in any such case to the extent any Losses arise out of or are based upon an untrue statement of a material fact or an omission to state a material fact in such Registration Statement, prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in express reliance upon and in strict conformity with written information furnished to the Company by the Preferred Holder, Note Holder or Bond Warrant Holder expressly for use therein who is requesting such indemnification. This indemnity is in addition to any liability that the Company may otherwise have. The Company shall also indemnify any underwriters of the Registrable Securities, selling brokers, dealer managers and similar securities industry professionals participating in the distribution and their officers and directors and each Person who controls such underwriters or other Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Preferred Holder, Note Holder, Bond Warrant Holder and its respective Affiliates as described above, if so required by the underwriting agreement entered into in connection with the registration of such Registrable Securities.
          (b) In connection with any Registration Statement covering Registrable Securities, each Preferred Holder, Note Holder and Bond Warrant Holder whose Registrable Securities were included in such Registration Statement shall furnish to the Company in writing such information with respect to the Preferred Holder, the Note Holder or Bond Warrant Holder as the Company reasonably requests for use in connection with such Registration Statement, any related Prospectus or preliminary prospectus, or any amendment or supplement thereto, and, severally and jointly, shall indemnify, to the fullest extent permitted by law, the Company, the Company’s directors, officers, employees and agents, each Person who controls the Company (within the meaning of the Securities Act), against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement covering any Registrable Securities, any related Prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission to state in any such prospectus, amendment or supplement, a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, in each case to the extent, and only to the extent, that the Losses arise out of or are based upon an untrue statement of a material fact or an omission to state a material fact in such Registration Statement or in such related Prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in express reliance upon and in strict conformity with written information furnished to the Company by such Preferred Holder, Note Holder or Bond Warrant Holder expressly for use therein. Notwithstanding anything in this Agreement to the contrary, in no event shall the Preferred Holder’s, Note Holder’s or Bond Warrant Holder’s indemnification obligation exceed the dollar amount of the net proceeds actually received (after giving effect to underwriters discounts and commissions) by such Preferred Holder, Note Holder or Bond Warrant Holder from the sale of the Registrable Securities under the Registration Statement giving rise to such obligation.
          (c) Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 2.6, such Indemnified Person shall promptly notify the party obligated to provide indemnification under this Section 2.6 in respect thereof (an “Indemnifying Party”) and the Indemnifying Party shall assume the control and defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses in connection with such defense and such counsel; provided, however, that the failure of any Indemnified Person to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Party and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person (x) representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (y) if there are one or more defenses available to such Indemnified Person that is/are not available to the Indemnifying Party. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Indemnifying Party shall not effect any settlement of any pending or threatened action, claim or proceeding with respect to any Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.
          (d) (i) If the indemnification provided for in this Section 2.6 from the Indemnifying Party is unavailable to an Indemnified Person hereunder or is inadequate in respect of any Losses for which indemnification is provided under this Section 2.6, then the Indemnifying Party, in lieu of indemnifying such Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and Indemnified Person(s), on the other hand, in connection with the actions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Person shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Persons, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Sections 2.6(b) and 2.6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
               (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.6(d)(i). Notwithstanding any other provision of this Agreement, in no event shall any Investor’s contribution obligation exceed the excess of (A) the dollar amount of the proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such contribution obligation over (B) the dollar amount of any damages that such Investor has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
               (iii) If indemnification is available under this Section 2.6, the Indemnifying Parties shall indemnify each Indemnified Person to the fullest extent provided in Section 2.6(a) and Section 2.6(b) without regard to the relative fault of said Indemnifying Party or Indemnified Person or any other equitable consideration provided for in this Section 2.6(d).
               (iv) If any provision of an indemnification or contribution clause in an underwriting agreement or agency agreement executed by or on behalf of the Investor differs from a provision in this Section 2.6, such provision in the underwriting agreement shall determine the Investor’s rights in respect thereof; provided, however, that the terms set forth in any such underwriting with respect to the Investor’s indemnification obligations shall be subject to the restrictions on such obligations set forth in this Agreement.

          (e) Notwithstanding anything in this Agreement to the contrary, the indemnities and obligations provided in this Section 2.6 shall survive the transfer of any Registrable Securities by the Investor.
     2.7 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, so long as the Company is subject to the reporting requirements of the Exchange Act, the Company shall:
          (a) make and keep public information available, as contemplated in Rule 144(c) under the Securities Act (or any successor rule);
          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act to, among other things, remain eligible to use Form S-3 (or any successor thereto); and
          (c) so long as an Investor owns any Registrable Securities, furnish to such Investor, upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (or any successor rule), and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not otherwise available on the EDGAR system; and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.
     2.8 Furnishing Information.
               (a) The Company shall make available, during normal business hours, for inspection and review by each of the Investors whose Registrable Securities are to be included in a Registration Statement, and their respective advisors and representatives (who may or may not be Affiliated with such Investor), and any underwriter participating in any disposition of Common Stock on behalf of the such Investors pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the Commission, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by such Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to the filing and effectiveness of the Registration Statement for the sole purpose of enabling such Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial due diligence with respect to the Company and the accuracy of such Registration Statement. Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.
               (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article II that each Preferred Holder, Note Holder or Bond Warrant Holder, as the case may be, furnish to the Company in writing such information regarding such Preferred Holder,

Note Holder or Bond Warrant Holder, as the case may be, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration thereof.
     2.9 Additional Registration Rights. As of the date hereof, neither the Company nor any of its security holders (other than as set forth on Schedule 2.9 attached hereto) has any right to include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not, after the date hereof, enter into any agreement providing any rights to be included with a Registration Statement to any of its security holders or potential security holders, without the prior written consent of the Requisite Series C Holders, the Requisite Note Holders and the Requisite Bond Warrant Holders. Until after the effective date of a Registration Statement which includes Registrable Securities owned by Series C Holders, Note Holders and Bond Warrant Holders, the Company shall not file any other Registration Statement solely with respect to shares to be offered by the Company or any Series AB Holder, including, without limitation, a Registration Statement on Form S-1, S-3, S-4 or S-8 or any successor form to any of the foregoing, without the consent of the Requisite Series C Holders, the Requisite Note Holders and the Requisite Bond Warrant Holders.
     2.10 Lock Up. Each Series AB Holder shall, in connection with any registration of the Company’s securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, agree in writing not to effect any sale, transfer, disposition or distribution of any of its Registrable Securities (other than that included in such registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed one hundred eighty (180) days from the effective date of such registration as the Company or the underwriters may specify.
Article III Miscellaneous.
     3.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company and, with regards to the Common Stock issued upon the conversion of the Notes or Series C Preferred Stock, Cerberus, and, with regard to the Common Stock issued or issuable upon exercise of the Bond Warrants, Highland, and, if such assignment materially adversely affects the Series AB Holders, the Requisite Series AB Holders; provided, however, that a Preferred Holder, a Note Holder or a Bond Warrant Holder may assign its rights and delegate its duties hereunder in whole or in part, without the prior written consent of any other party, to an Affiliate and to any Person to whom such Preferred Holder, Note Holder or Bond Warrant Holder, as the case may be, transfers any of the Registrable Securities, or in the case of a Bond Warrant Holder, a Bond Warrant, provided, that, no such assignment shall be effective or confer any right on any such assignee unless, prior to such assignment, the assignee agrees in writing that such assignee will be bound by all provisions binding on such Preferred Holder, Note Holder or Bond Warrant Holder, as the case may be. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Except for any other provisions of this Agreement expressly to the contrary, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.
     3.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.
     3.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     3.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described: (i) if given by personal delivery, then such notice shall be deemed given upon such delivery; (ii) if given by fax, then such notice shall be deemed given upon receipt of confirmation of complete transmittal with a confirming copy to be sent by email or first class mail; (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid; and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party:
If to the Company:
Molecular Insight Pharmaceuticals, Inc.
160 Second Street
Cambridge, Massachusetts 02142
Attn: David Barlow
Fax: (617) 492-5664
With a copy to:
Foley & Lardner LLP
111 Huntington Avenue
26th Floor
Boston, Massachusetts 02199
Attn: Gabor Garai, Esq.
Fax: (617) 342-4001
If to any of the Investors:
to the addresses set forth on the signature pages attached hereto.
If to any Series AB Holder:
to the addresses set forth on Schedule A attached hereto.
or to such other address as any party hereto shall notify the other parties hereto (as provided above) from time to time.
     3.5 Expenses. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.
     3.6 Amendments and Waivers. This Agreement shall not be amended without the prior written consent of (i) the Requisite Series C Holders, the Requisite Note Holders and the Requisite Bond Warrant Holders and (ii) if such amendment materially adversely affects the Series AB Holders, the Requisite Series AB Holders. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of (i) the Requisite Series C Holders, the Requisite Note Holders and the Requisite Bond Warrant Holders and (ii) if such amendment, action or omission to act materially adversely affects the Series AB Holders, the Requisite Series AB Holders.
     3.7 Publicity. No public release or announcement concerning the transactions contemplated by this Agreement shall be issued by the Company, any of the Preferred Holders, Note Holders or Bond Warrant Holders without, in the case of a release or announcement by any of the Preferred Holders, the Note Holders or the Bond Warrant Holders, the prior written consent of the Company, and, in the case of a release or announcement by the Company, prior written consent of the Requisite Series C Holders, the Requisite Note Holders and the Requisite Bond Warrant Holders, which in each case, shall not be unreasonably withheld; provided, however, in the case of any release or announcement that may be required by law, such release or announcement may be made without prior consent, but the Company or the Requisite Series C Holders or the Requisite Note Holders or the Requisite Bond Warrant Holders, as the case may be, shall allow the other, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of its dissemination.
     3.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
     3.9 Entire Agreement. This Agreement, including Schedules, constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
     3.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
     3.11 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law). Each of the parties hereto irrevocably submits to the jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND EACH OF THE INVESTORS, SERIES A HOLDERS AND SERIES B HOLDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT

OR ANY OTHER TRANSACTION DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.
     3.12 Independent Nature of Investors’ Obligations and Rights. Except as expressly provided herein and therein, the obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor (including, without limitation, any of the Co-Lead Investors) pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor (including, without limitation, any of the Co-Lead Investors) has acted as agent for such Investor in connection with this Agreement or in making its investment in the Company and that no Investor (including, without limitation, any of the Co-Lead Investors) will be acting as agent of such Investor in connection with monitoring its investment in the Company or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Notwithstanding anything contained in this Agreement to the contrary, neither of the Co-Lead Investors shall have any duty, fiduciary or otherwise, to any other Investor by virtue of such Investor serving as a Co-Lead Investor or otherwise.
     3.13 Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by an Investor if the Company fails to comply with the provisions of this Agreement and that in the event of any such failure, the Investor will not have an adequate remedy at law. The Investor shall, therefore, be entitled to obtain specific performance of any of the Company’s obligations hereunder and to obtain immediate injunctive relief. The Company shall not argue, as a defense to any proceeding for such specific performance or injunctive relief, that the Investor has an adequate remedy at law.
[Remainder of Page Intentionally Left Blank]

[Company Signature Page]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

THE COMPANY: MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ John E. McCray
	Name:	John E. McCray
	Title:	COO

[Series A Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES A HOLDER: James W. [illegible] Revocable Trust
By:	/s/ James W. [illegible]
	Name:	James W. [illegible]
	Title:	Trustee

Address:		3100 Springhead Court
Narcoossee, FL 34771

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series A Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES A HOLDER: Patricia T. [illegible] Revocable Trust
By:	/s/ Patricia T. [illegible]
	Name:	Patricia T. [illegible]
	Title:	Trustee

Address:		3100 Springhead Court
Narcoossee, FL 34771

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series A Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES A HOLDER:
By:	/s/ [illegible]
Name:
Title:

Address:

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series A Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES A HOLDER:
By:	/s/ [illegible] M. Barber
Name:
Title:

Address:		44 [Illegible]
Wellesley, MA [illegible]

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series A Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES A HOLDER: Meythaler Investment Partners, LC
By:	/s/ L. Charles Meythaler
	Name:	L. Charles Meythaler
	Title:	Managing Shareholder

Address:		399 Wahackme Road
New Canaan, CT 06840

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series A Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES A HOLDER: Meythaler Investors, LLC
By:	/s/ L. Charles Meythaler
	Name:	L. Charles Meythaler
	Title:	Manager

Address:		399 Wahackme Road
New Canaan, CT 06840

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series B Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES B HOLDER: CERBERUS PARTNERS, L.P.
By:	Cerberus Associates, LLC
Its General Partner

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:		299 Park Avenue
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series B Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES B HOLDER: CERBERUS AMERICA SERIES TWO HOLDINGS, LLC
By:	Cerberus Institutional Partners (America), L.P. — Series Two Its Managing Member

By:	Cerberus Institutional Associates (America), L.L.C. Its General Partner

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:		299 Park Avenue
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series B Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES B HOLDER: CERBERUS SERIES THREE HOLDINGS, LLC.
By:	Cerberus Institutional Partners, L.P. — Series Three
Its Managing Member

By:	Cerberus Institutional
Associates, L.L.C

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:		299 Park Avenue
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series B Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES B HOLDER: Meythaler Investors, LLC
By:	/s/ L. Charles Meythaler
	Name:	L. Charles Meythaler
	Title:	Manager

Address:		399 Wahackme Road
New Canaan, CT 06840

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series B Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES B HOLDER: Meythaler Investment Partners, LC
By:	/s/ L. Charles Meythaler
	Name:	L. Charles Meythaley
	Title:	Managing Shareholder

Address:		399 Wahackme Road
New Canaan, CT 06840

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series B Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES B HOLDER: Daniel R. Frank
By:	/s/ Daniel Frank
	Name:	Daniel Frank
Title:

Address:		19 [illegible] Road
Darien, CT 06720

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: Patricia T. [ineligible] Revocable Trust
By:	/s/ Patricia T. [ineligible]
	Name:	Patricia T. [ineligible]
	Title:	Trustee

Address:		3100 Springhead Court
Narcoossee, FL 34771

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: James W. [ineligible] Revocable Trust
By:	/s/ James W. [ineligible]
	Name:	James W. [ineligible]
	Title:	Trustee

Address:		3100 Springhead Court
Narcoossee, FL 34771

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: MEYTHALER INVESTMENT PARTNERS LC
By:	/s/ L. Charles Meythaler
	Name:	L. Charles Meythaler
	Title:	Managing Shareholder

Address:		399 Wahackme Road
New Canaan, CT 06840

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER:
By:	/s/ James T. Lenehan
	Name:	James T. Lenehan
Title:

Address:	1586 Hampton Road
Rydal, PA 19046
215-896-3287

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: DANIEL R. FRANK
By:	/s/ Daniel Frank
	Name:	Daniel R. Frank
Title:

Address:	19 Whaling Road
Darien, CT
06820

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: International Durham, Ltd.
By:	/s/ [ineligible]
Name:
Title:

Address:

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: American Durham, L.P.
By:	/s/ [ineligible]
Title:
Name:

Address:

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: CERBERUS SERIES THREE HOLDINGS, LLC.
By:	Cerberus Institutional Partners,
L.P. -- Series Three
Its Managing Member

By:	Cerberus Institutional
Associates, L.L.C
Its General Partner

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:	299 Park Avenue
New York, NY
10171

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: CERBERUS AMERICA SERIES TWO HOLDINGS, LLC
By:	Cerberus Institutional Partners
(America), L.P. -- Series Two
Its Managing Member

By:	Cerberus Institutional
Associates (America), L.L.C.
Its General Partner

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:	299 Park Avenue
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: CERBERUS PARTNERS, L.P.
By:	Cerberus Associates, L.L.C.
Its General Partner

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: CERBERUS INTERNATIONAL, LTD. BY: Partridge Hill Overseas Management, LLC Its Investment Manager
By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:		299 Park Avenue
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: Institutional Benchmarks Series (Master Feeder) Limited, acting solely in respect of the Canopus series
By:	/s/ Didier Centis
Name: Didier Centis
Title: Authorized Signatory

Address:
140 East 45th Street, 16th Floor
New York, NY 10017

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: MedCap Partners L.P.
By:	/s/ [ineligible] Tumay
Name: [ineligible] Tumay
	Title:	Managing Member of the GP

Address:		500 3rd Street #535
[ineligible], CA 94107

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Series C Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

NAME OF SERIES C HOLDER: Siemens Venture Capital GmbH

By: /s/ Dr. Ralf Schnell	/s/ Thomas Kolbinger

Name: Dr. Ralf Schnell	Name: Thomas Kolbinger
Title: CEO	Title: CFO

Address:	Siemens Venture Capital GmbH
Wittelsbacherplatz 2
80200 Munich

With a copy to (which shall not be deemed notice for purposes of the Agreement):

Andrew Jay
Siemens Venture Capital, Inc.
Boston MA 02116
USA

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: International Durham, Ltd.
By:	/s/ [ineligible]
Name:
Title:

Address:

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: American Durham, L.P.
By:	/s/ [ineligible]
Name:
Title:

Address:

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: Bear Creek [ineligible] Ltd
By:	/s/ Andrew R. Midler
	Name:	Andrew R. Midler
	Title:	Director

Address:	Andrew R. Miller
6501 Red Rock Place
Suite 201
St. Thomas, USVI
00802

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: JONATHAN GALLEN
By:	/s/ Jonathan Gallen
	Name:	Jonathan Gallen
	Title:	President, Ahab Capital Management, Inc. Investment Advisor, Ahab International, Ltd.

Address:
Ahab International, Ltd.
299 Park Avenue
17th Floor
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: JONATHAN GALLEN
By:	/s/ Jonathan Gallen
	Name:	Jonathan Gallen
	Title:	Managing Member, Pequod LLC, Investment Advisor, Ahab Partners, L.P.
Address:
Ahab Partners, L.P.
299 Park Avenue
17th Floor
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: CERBERUS SERIES THREE HOLDINGS, LLC.
By:	Cerberus Institutional Partners,
L.P. — Series Three
Its Managing Member

By:	Cerberus Institutional
Associates, L.L.C
Its General Partner

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:	299 Park Avenue
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: CERBERUS AMERICA SERIES TWO HOLDINGS, LLC
By:	Cerberus Institutional Partners (America), L.P. — Series Two
Its Managing Member

By:	Cerberus Institutional Associates (America), L.L.C.
Its General Partner

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:	299 Park Avenue
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: CERBERUS PARTNERS, L.P.
By:	Cerberus Associates, L.L.C.
Its General Partner

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:	299 Park Avenue
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: CERBERUS INTERNATIONAL, LTD. BY: Partridge Hill Overseas Management, LLC Its Investment Manager

By:	/s/ Jeffrey L. Lemasky
	Name:	Jeffrey L. Lemasky
	Title:	Senior Managing Director

Address:	299 Park Avenue
New York, NY
10171

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Note Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed by its duly authorized representative, as of the date first written above.

NAME OF NOTE HOLDER: Institutional Benchmarks Series (Master Feeder) Limited, acting solely in respect of the Canopus series

By:	/s/ Didier Centis
	Name:	Didier Centis
	Title:	Authorized Signatory

Address:	140 East 45th Street,
16th Floor
New York, NY 10017

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Bond Warrant Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

NAME OF BOND WARRANT HOLDER: Morgan Stanley & Co. Incorporated
By:	/s/ Dan Allen
	Name:	Dan Allen
	Title:	Authorized Signatory

Address:	1585 Broadway, 2nd Floor
New York, NY 10036

With a copy to (which shall not be deemed notice for purposes of the Agreement):

Daniel Yarsky 1585 Broadway, 2nd Floor New York, NY 10036 212-761-2989 212-507-0626 (fax)

Gina Walsh 1585 Broadway, 10th Floor New York, NY 10036 212-761-1036 212-507-0473 (fax)

[Bond Warrant Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

NAME OF BOND WARRANT HOLDER: Highland Crusader Offshore Partners, L.P.

By:	Highland Crusader Fund GP, L.P.,
its general partner

By:	Highland Crusader GP, LLC, its
general partner

By:	Highland Capital Management, L.P.,
its sole member

By:	Strand Advisors, Inc., its general
partner

By:	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
Strand Advisors, Inc., General Partner of Highland Capital management, L.P.

Address:	13455 Noel Road, Suite 800
Dallas, TX 75240

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Bond Warrant Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

NAME OF BOND WARRANT HOLDER: Highland Credit Strategies Master Fund, L.P.

By: Highland General Partner, L.P., its general partner

By:	Highland GP Holdings LLC, its
general partner

By:	Highland Capital Management, L.P.,
its sole member

By:	Strand Advisors, Inc., its general
partner

By:	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Address:	13455 Noel Road, Suite 800
Dallas, TX 75240

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Bond Warrant Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

NAME OF BOND WARRANT HOLDER: Highland Credit Opportunities CDO, L.P.

By:	Highland Credit Opportunities CDO GP, L.P., its general partner

By:	Highland GP Holdings LLC, its
general partner

By:	Highland Credit Opportunities CDO
GP, LLC, its general partner

By:	Highland Capital Management, L.P.,
its sole member

By:	Strand Advisors, Inc., its general
partner

By:	/s/ Ken McGovern
	Name:	Ken McGovern, Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Address:	13455 Noel Road, Suite 800
Dallas, TX 75240

With a copy to (which shall not be deemed notice for purposes of the Agreement):

[Bond Warrant Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

NAME OF BOND WARRANT HOLDER: QVT Fund LP
By:	QVT Associates GP LLC, its general
partner

By:	/s/ Tracy Fu
	Name:	Tracy Fu
Its: Managing Member

Address:	c/o QVT Financial LP
1177 Avenue of the American
New York, NY 10036

With a copy to (which shall not be deemed notice for purposes of the Agreement):

/s/ Arthur Chu

By: Arthur Chu

Its: Authorized Signatory

[Bond Warrant Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

NAME OF BOND WARRANT HOLDER: Quintessence Fund LP
By:	QVT Associates GP LLC, its general
partner

By:	/s/ Tracy Fu
	Name:	Tracy Fu
Its: Managing Member

Address:	c/o QVT Financial LP
1177 Avenue of the American
New York, NY 10036

With a copy to (which shall not be deemed notice for purposes of the Agreement):

/s/ Arthur Chu

By: Arthur Chu

Its: Authorized Signatory

[Bond Warrant Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

NAME OF BOND WARRANT HOLDER: Taconic Opportunity Fund LP
By:	Taconic Capital Advisors LP, as
Investment Advisor

By:	/s/ Joshua Miller
	Name:	Joshua Miller
	Title:	Principal

Address:	Taconic Opportunity Fund LP
Att: Josh Miller
450 Park Anenue,
9th Floor
New York, NY 10022

[Bond Warrant Holder Signature Page]
     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

NAME OF BOND WARRANT HOLDER: McDonnell Investment Loan Opportunity Ltd.
By:	McDonnell Investment Management,
LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

Address:	McDonnell Investment Management
Alternative Credit Strategies
1515 W. 22nd Street — 11th
Floor
Oak Brook, IL 60523

With a copy to (which shall not be deemed notice for purposes of the Agreement):